PAGE 1
KEYSTONE WORLD BOND FUND
SEEKS CURRENT INCOME FROM DEBT SECURITIES IN THE U.S. AND ABROAD.

Dear Shareholder:

We are pleased to report to you on the activities of Keystone World Bond Fund for the six-month period which ended April 30, 1997.

PERFORMANCE

Your Fund generated the following returns for the respective six-month and twelve-month periods ending April 30, 1997:
  Class A shares returned -0.25% for the six-month period and 8.13% for the twelve-month period;
  Class B shares returned -0.58% for the six-month period and 7.38% for the twelve-month period; and
  Class C shares returned -0.58% for the six-month period and 7.41% for the twelve-month period.
  We believe your Fund performed well in view of the difficult market conditions of the period. The Salomon Brothers World Government Bond Index returned -4.50% for the six-month period and 0.75% for the twelve-month period. We attribute your Fund's relatively strong results to its exposure to the strengthening U.S. dollar and its investment in emerging debt markets and selected European markets.

MARKET ENVIRONMENT

Over the past six months, currency performance, positive economic, fiscal and social trends in Europe and improving credit conditions in the emerging markets shaped the world's bond markets. In Europe, countries continued their efforts to meet the requirements needed to join the European Monetary Union. The debt of emerging countries benefited from investor recognition of the progress they have made in economic growth, declining government deficits and falling inflation.

MANAGING THE DOLLAR'S STRENGTH

The dollar rose strongly during the period. Since approximately 59% of Keystone World Bond Fund was invested or hedged in U.S. dollar-denominated assets as of April 30, 1997, the dollar's strength helped protect the returns earned by your Fund. The dollar's strength had a negative effect on non-dollar denominated assets, which partially off-set the gains generated in the international bond markets.

PORTFOLIO STRATEGY

We continued to seek to maximize opportunity, while maintaining a high level of stability. We invested in bonds that we believed offered the best relative value in countries that demonstrated the potential for capital appreciation. As part of our extensive review process, we thoroughly analyze the political, economic, social and fiscal trends of each of these countries, selecting only those that meet our high standards.
  During the period, your Fund maintained a position in emerging market debt that ranged between 30%-35%. Emerging market debt was a top-performing sector within the international debt markets, over the past six months. We eliminated holdings in New Zealand, when changes in its relative value, as well as political and economic developments, caused us to believe its bonds would underperform. We reinvested those assets in the United Kingdom and the U.S. Yields in the United Kingdom and U.S. had recently risen; and we believed the bonds offered better relative value.

                                 -- CONTINUED--

PAGE 2
KEYSTONE WORLD BOND FUND

OUR OUTLOOK

Our outlook for the world bond markets is favorable over the next six months. Outside the U.S., we expect a continuation of positive economic trends. We look for the efforts of European countries striving to meet European Monetary Union standards to result in further declines in fiscal deficits and low inflation. In the U.S., we think that the recent rise in yields, combined with the Federal Reserve Board's resolve to keep inflation low, is creating solid longer-term value. Typically, this type of environment has benefited the U.S. dollar, which we believe is headed for a period of stability.
  We appreciate your continued support of Keystone World Bond Fund. If you have any questions or comments about your investment, we encourage you to write to us.

Sincerely,
(Signature of Albert H. Elfner)
Albert H. Elfner, III
PRESIDENT
KEYSTONE INVESTMENT MANAGEMENT COMPANY

(Signature of George S. Bissell)
George S. Bissell
CHAIRMAN OF THE BOARD
KEYSTONE FUNDS


    (Photo appears here of           (Photo appears here of
    Albert H. Elfner, III )           George S. Bissell)
    ALBERT H. ELFNER, III             GEORGE S. BISSELL

June, 1997

                               A Discussion With
                               Your Fund Manager


                    (Photo of Richard Wisentaner appears here)

   RICHARD WISENTANER IS THE PORTFOLIO MANAGER OF YOUR FUND. MR. WISENTANER IS A CHARTERED FINANCIAL ANALYST WITH 10 YEARS PROFESSIONAL EXPERIENCE. HE
          JOINED KEYSTONE AS AN ANALYST IN 1994.

Q WHAT FACTORS SHAPED THE INTERNATIONAL BOND MARKET OVER THE PAST SIX MONTHS?

A Returns in the international bond market were driven by currency performance, continued favorable social, political and economic events in emerging countries and positive fundamentals in local bond markets.
  The U.S. dollar showed significant strength. Investors shifted assets to the dollar, both to avoid uncertainty associated with other currencies and to benefit from positive developments in the U.S. and emerging countries. The bonds of many emerging countries are dollar-denominated.

Q HOW DID YOU STRUCTURE THE FUND?

A The Fund was structured in terms of relative value, bond market outlook and currency. As of April 30, 1997, approximately 59% of the portfolio was invested in or was hedged into U.S. dollars. Currency played an important role in total return over the past six months. While the dollar's strength enhanced the performance of dollar-denominated assets or those hedged into dollar-denominated assets-- it had a negative effect on non-dollar denominated assets. The performance of non-dollar currencies more than off-set the returns generated in the local international bond markets.

Q IN WHAT COUNTRIES DID YOU INVEST?

A We continued to select countries that we believed provided a combination of attractive relative value and strong and improving fundamentals. One of the Fund's larger weightings was in Canada. We also maintained a position of approximately 30%-35% of net assets in emerging market debt, which, led by Argentina bonds, was a top-performing sector.
  Among other countries, we invested in Australia, Spain, Portugal and Italy. Their bond yields were attractive because they had experienced high inflation in the past. These markets had a higher "inflation premium" built into their yields because of this history. In our opinion, investors had undervalued these bonds because inflation had begun to decline. Further, favorable monetary and fiscal policies made them strong candidates for capital appreciation.
  Also during the period, we eliminated the Fund's position in New Zealand to reinvest in the United Kingdom and the U.S. At the time, we believed that New Zealand provided less relative value and that political and economic developments would cause it to underperform. This has since taken place. In contrast, the United Kingdom had become "cheap" on a relative basis.

 FUND PROFILE

 OBJECTIVE: Seeks current income from debt securities in the U.S. and abroad.

 COMMENCEMENT OF INVESTMENT OPERATIONS: January 9, 1987

 AVERAGE QUALITY: A

 AVERAGE MATURITY: 7.3 years

 NET ASSETS: $14.2 million

PAGE 4
KEYSTONE WORLD BOND FUND

Q WHAT MAJOR TRENDS TOOK PLACE IN THE INTERNATIONAL BOND MARKET?

A In Europe, there was a continuation of positive economic and fiscal trends, as countries strove to meet the standards necessary to join the European Monetary Union, which is scheduled to take place on January 1, 1999. Investors benefited from a combination of tight fiscal policies resulting in declining budget deficits; and relatively loose monetary policies. The monetary policies created greater liquidity and enabled interest rates to fall faster. European economies were able to maintain these looser monetary policies because of the point at which they are in their business cycles.

Q HOW ABOUT THE EMERGING MARKETS?

A Emerging market debt benefited from strong fundamentals and increased demand. Emerging market countries improved from a credit standpoint because of continued growth in local economies, declining deficits and inflation, and improving political climates. These events rewarded current investors and attracted new buyers who could invest in emerging markets since the countries had achieved stronger credit conditions.

Q WHAT IS YOUR OUTLOOK FOR THE NEXT SIX MONTHS?

A Overall, we have a positive outlook, expecting a continuation of many of the trends we have seen recently in the world bond markets, including declining "real" interest rates (the rates received by investors when inflation is removed), falling inflation and deficit reductions. In terms of currency, we look for the U.S. dollar to come off its highs and then stabilize.
  We believe that Europe and the U.S. have the potential for attractive total returns over the next six months. Our outlook for Europe is favorable, as the efforts to meet European Monetary Union standards remain a powerful and positive influence on bonds.
  In the U.S., interest rates are approaching levels that we think offer attractive relative value. We expect interest rates to rise over the near-term and decline longer term. The Federal Reserve Board has shown resolve in preventing a rise in inflation. We look for this to result in slower, but solid economic growth in the future, combined with low inflation; an environment that bodes well for fixed-income investments.



          THIS COLUMN IS INTENDED TO ANSWER QUESTIONS ABOUT YOUR FUND.
        IF YOU HAVE A QUESTION YOU WOULD LIKE ANSWERED, PLEASE WRITE TO:
                  EVERGREEN KEYSTONE INVESTMENT SERVICES, INC.
                        ATTN: SHAREHOLDER COMMUNICATIONS
                      201 SOUTH COLLEGE STREET, SUITE 400,
                          CHARLOTTE, N.C. 28288-1195.

                            Your Fund's Performance

Growth of an investment in
Keystone World Bond Fund Class A

IN THOUSANDS

                Reinvested Distributions             Initial Investment
4/87            $ 9,522                              $ 9,522
4/88            $10,919                              $10,075
4/89            $10,510                              $ 9,174
4/90            $10,514                              $ 8,649
4/91            $12,234                              $ 9,203
4/92            $13,497                              $ 9,484
4/93            $15,030                              $ 8,612
4/94            $16,579                              $ 9,377
4/95            $15,189                              $ 7,552
4/96            $17,821                              $ 8,021
4/97            $18,830                              $ 8,086


SIX-MONTH PERFORMANCE            AS OF APRIL 30, 1997
                                  CLASS A    CLASS B    CLASS C
Total returns*                      -0.25%     -0.58%     -0.58%
Net asset value        10/31/96     $8.95      $8.97      $8.94
                        4/30/97     $8.62      $8.64      $8.61
Dividends                           $0.31      $0.28      $0.28
Capital Gains                        None       None       None

* BEFORE DEDUCTION OF FRONT-END OR CONTINGENT DEFERRED SALES CHARGE (CDSC).

HISTORICAL RECORD                   AS OF APRIL 30, 1997
CUMULATIVE TOTAL RETURNS         CLASS A    CLASS B    CLASS C
1-year w/o sales charge            8.13%      7.38%      7.41%
1-year                             3.00%      2.38%      6.41%
5-year                            32.18%        --         --
10-year                           88.30%        --         --
Life of class                        --      12.91%     15.34%

AVERAGE ANNUAL RETURNS
1-year w/o sales charge            8.13%      7.38%      7.41%
1-year                             3.00%      2.38%      6.41%
5-year                             5.74%        --         --
10-year                            6.53%        --         --
Life of class                        --       3.29%      3.88%

Class A shares were introduced on January 9, 1987. Performance is reported at the current maximum front-end sales charge of 4.75%.
  Class B shares were introduced on August 2, 1993. Shares purchased after January 1, 1997 are subject to a contingent deferred sales charge (CDSC) that declines from 5% to 1% over six years after the month purchased. Performance assumes that shares were redeemed after the end of a one-year holding period and reflects the deduction of a 5% CDSC.
  Class C shares are subject to a 1% contingent deferred sales charge for 12 months after the month purchased. Performance assumes that shares were redeemed after the end of a one-year holding period and reflects the deduction of a 1% CDSC.
  The investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost.
  You may exchange your shares by phone or in writing. You may also exchange funds using the Evergreen Keystone Express Line. The Fund reserves the right to change or terminate the exchange offer.

PAGE 6
KEYSTONE WORLD BOND FUND

SCHEDULE OF INVESTMENTS-- APRIL 30, 1997 (UNAUDITED)

                                                                        COUPON     MATURITY      PRINCIPAL        MARKET
                                                                         RATE        DATE          AMOUNT          VALUE
INTERNATIONAL GOVERNMENT AGENCIES AND ISSUES (91.4%)
AUSTRALIAN DOLLAR (3.5%)
New South Wales Treasury Corp.                                          12.600%    5/01/2006          500,000   $   501,142
BRITISH POUND (8.2%)
European Investment Bank                                                7.625     12/07/2006          400,000       645,627
United Kingdom Treasury                                                 7.000     11/06/2001          325,000       524,273
                                                                                                                  1,169,900
CANADIAN DOLLAR (8.6%)
Government of Canada                                                    8.750     12/01/2005        1,500,000     1,226,092
DANISH KRON (6.5%)
Kingdom of Denmark                                                      9.000     11/15/1998        2,000,000       325,003
Kingdom of Denmark                                                      7.000     12/15/2004        3,750,000       593,450
                                                                                                                    918,453
GERMAN DEUTSCHE MARK (4.2%)
Federal Republic of Germany                                             6.875      5/12/2005          950,000       592,502
IRISH POUND (4.6%)
Republic of Ireland                                                     8.000      8/18/2006          400,000       650,555
ITALIAN LIRA (5.1%)
Republic of Italy                                                       9.500      2/01/2006    1,105,000,000       721,403
NETHERLANDS GUILDER (3.6%)
Government of Netherlands                                               7.750      3/01/2005          875,000       512,209
PORTUGUESE ESCUDO (4.2%)
Republic of Portugal                                                    10.625    06/23/2003       85,000,000       595,746
SPANISH PESETA (3.0%)
Kingdom of Spain                                                        11.450     8/30/1998       32,000,000       235,023
Kingdom of Spain                                                        12.250     3/25/2000       23,000,000       184,434
                                                                                                                    419,457
SWEDISH KRONA (4.4%)
Kingdom of Sweden                                                       10.250     5/05/2003        4,200,000       629,537
FOREIGN BONDS (U.S. DOLLARS) (35.5%)
Comtel Brasileira (Brazil)                                              10.750     9/26/2004          500,000       517,500
Grupo International Durango S.A. de CV (Mexico)                         12.625    08/01/2003          600,000       646,500

                                                        (CONTINUED ON NEXT PAGE)

                                                                           COUPON     MATURITY     PRINCIPAL      MARKET
                                                                            RATE        DATE        AMOUNT         VALUE
FOREIGN BONDS (U.S. DOLLARS) -- CONTINUED
Grupo Televisa S.A. de CV (Mexico)                                         11.875     5/15/2006       600,000   $   639,000
Republic of Argentina (Argentina)                                          11.000    10/09/2006       150,000       161,438
Republic of Argentina (Argentina)                                          11.375     1/30/2017       600,000       636,750
Telecom Argentina STET France (Argentina)                                  12.000    11/15/2002       190,000       218,025
Telefonica de Argentina S.A. (Argentina)                                   11.875    11/01/2004       760,000       891,100
Transportacion Maritima (Mexico)                                           10.000    11/15/2006       625,000       581,250
TV Azteca S.A. de CV (Mexico)                                              10.125     2/15/2004       750,000       736,875
                                                                                                                  5,028,438
TOTAL INTERNATIONAL GOVERNMENT AGENCIES & ISSUES (COST-- $12,800,698)                                            12,965,434
REPURCHASE AGREEMENT (4.9%) (COST-- $699,000)                                                      MATURITY
Keystone Joint Repurchase Agreement (Investments in repurchase                                       VALUE
  agreements, in a joint trading account, purchased 4/30/97)(a)            5.504      5/01/1997      $699,107       699,000
TOTAL INVESTMENTS (COST $13,499,698)                                                                             13,664,434
OTHER ASSETS AND LIABILITIES-- NET (3.7%)                                                                           526,617
NET ASSETS (100.0%)                                                                                             $14,191,051

 (a) The repurchase agreements are fully collateralized by U.S. government and/or agency obligations based on market prices at April 30, 1997.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

                                                                                               U.S. VALUE AT     UNREALIZED
EXCHANGE                                                                       IN EXCHANGE       APRIL 30,     APPRECIATION/
  DATE                                                                         FOR U.S. $          1997        (DEPRECIATION)
 Forward Foreign Currency Exchange Contracts to Sell:


 Contracts to Deliver
05/20/97       322,531    Australian Dollar                                     $ 250,000        $ 251,404        $ (1,404)
05/20/97     4,613,464    Danish Krone                                            719,000          700,816          18,184
05/20/97       777,095    Deutsche Mark                                           463,000          449,337          13,663
05/20/97       761,237    Netherlands Guilder                                     404,000          391,252          12,748
07/28/97       338,983    Pound Sterling                                          550,000          548,530           1,470
 Net Unrealized Appreciation on Forward Foreign Currency Exchange Contracts                                       $ 44,661

SEE NOTES TO FINANCIAL STATEMENTS.

PAGE 8
KEYSTONE WORLD BOND FUND

FINANCIAL HIGHLIGHTS-- CLASS A SHARES
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                            SIX MONTHS
                                                              ENDED                                         PERIOD FROM
                                                          APRIL 30, 1997     YEAR ENDED OCTOBER 31,      JANUARY 1, 1994 TO
                                                           (UNAUDITED)         1996          1995         OCTOBER 31, 1994
NET ASSET VALUE BEGINNING OF PERIOD                           $ 8.95          $ 8.42        $  8.42            $ 9.56
INCOME FROM INVESTMENT OPERATIONS
Net investment income                                           0.28            0.54           0.61              0.32
Net realized and unrealized gain (loss)
  on investments and foreign currency
  related transactions                                         (0.30)           0.59          (0.01)            (0.96)
Total from investment operations                               (0.02)           1.13           0.60             (0.64)
LESS DISTRIBUTIONS FROM:
Net investment income                                          (0.31)          (0.60)         (0.54)                0
In excess of net investment income                                 0               0              0                 0
Tax basis return of capital                                        0               0          (0.06)            (0.50)
Net realized gains on investments and foreign
  currency related transactions                                    0               0              0                 0
Total distributions                                            (0.31)          (0.60)         (0.60)            (0.50)
NET ASSET VALUE END OF PERIOD                                  $8.62           $8.95          $8.42             $8.42
TOTAL RETURN (C)                                               (0.25%)         13.99%          7.62%            (6.72%)
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total expenses (a)                                            2.06%(b)        2.01%          2.46%             2.20%(b)
  Total expenses excluding indirectly
    paid expenses                                               2.05%(b)        2.00%          2.44%              N/A
  Net investment income                                         6.40%(b)        7.40%          7.21%             4.66%(b)
Portfolio turnover rate                                           23%             58%           108%              100%
NET ASSETS END OF PERIOD (THOUSANDS)                          $7,902          $8,618         $9,956            $6,047

 (a) Figures are net of expense reimbursement by Keystone in connection with voluntary expense limitations. Before the expense reimbursement, the ratio of total expenses to average net assets would have been 2.25% (annualized), 3.12%, 2.50%, 2.15% and 2.47% for the period from January 1, 1994 to October 31, 1994 and the years ended December 31, 1993, 1992, 1991 and 1990, respectively.

(b) Annualized.

(c) Excluding applicable sales charges.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                                                 JANUARY 9, 1987
                                                                                                                 (COMMENCEMENT OF
                                                                                                                  OPERATIONS) TO
                                                                    YEAR ENDED DECEMBER 31,                        DECEMBER 31,
                                                   1993      1992      1991       1990       1989       1988           1987
NET ASSET VALUE BEGINNING OF PERIOD                $8.69    $10.77      $9.82      $9.76     $10.04    $11.02         $10.00
INCOME FROM INVESTMENT OPERATIONS
Net investment income                               0.44      0.64       0.66       0.63       0.61      0.54           0.56
Net realized and unrealized gain (loss)
  on investments and foreign currency
  related transactions                              1.03     (0.79)      0.99       0.31      (0.27)    (0.92)          1.27
Total from investment operations                    1.47     (0.15)      1.65       0.94       0.34     (0.38)          1.83
LESS DISTRIBUTIONS FROM:
Net investment income                              (0.43)    (0.96)     (0.45)     (0.52)     (0.62)    (0.54)         (0.56)
In excess of net investment income                 (0.17)    (0.28)         0      (0.04)         0         0              0
Tax basis return of capital                            0         0          0          0          0         0              0
Net realized gains on investments and foreign
  currency related transactions                        0     (0.69)     (0.25)     (0.32)         0     (0.06)         (0.25)
Total distributions                                (0.60)    (1.93)     (0.70)     (0.88)     (0.62)    (0.60)         (0.81)
NET ASSET VALUE END OF PERIOD                      $9.56     $8.69     $10.77      $9.82      $9.76    $10.04         $11.02
TOTAL RETURN (C)                                   17.26%    (1.24%)    17.48%     10.11%      3.07%    (3.34%)        19.10%
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total expenses (a)                                2.20%     2.20%      2.00%      2.00%      1.81%     1.19%          1.88%(b)
  Total expenses excluding indirectly
    paid expenses                                    N/A       N/A        N/A        N/A        N/A       N/A            N/A
  Net investment income                             4.62%     5.44%      6.43%      6.48%      5.81%     5.34%          5.68%(b)
Portfolio turnover rate                              107%      185%       204%       154%        73%      335%           171%
NET ASSETS END OF PERIOD (THOUSANDS)              $8,403    $7,121    $11,843    $13,833    $14,806    $5,043         $4,774

 (a) Figures are net of expense reimbursement by Keystone in connection with voluntary expense limitations. Before the expense reimbursement, the ratio of total expenses to average net assets would have been 2.25% (annualized), 3.12%, 2.50%, 2.15% and 2.47% for the period from January 1, 1994 to October 31, 1994 and the years ended December 31, 1993, 1992, 1991 and 1990, respectively.

(b) Annualized.

(c) Excluding applicable sales charges.

SEE NOTES TO FINANCIAL STATEMENTS.

PAGE 10
KEYSTONE WORLD BOND FUND

FINANCIAL HIGHLIGHTS-- CLASS B SHARES
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                              SIX MONTHS
                                                ENDED                                           PERIOD FROM
                                          APRIL 30, 1997 (D)     YEAR ENDED OCTOBER 31,      JANUARY 1, 1994 TO
                                             (UNAUDITED)           1996          1995         OCTOBER 31, 1994
NET ASSET VALUE BEGINNING OF PERIOD              $8.97             $8.45          $8.46             $9.58
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                             0.25              0.55           0.52              0.31
Net realized and unrealized gain (loss) on
  investments
  and foreign currency related
  transactions                                   (0.30)             0.51           0.01             (0.99)
Total from investment operations                 (0.05)             1.06           0.53             (0.68)
LESS DISTRIBUTIONS FROM:
Net investment income                            (0.28)            (0.54)         (0.48)                0
In excess of net investment income                   0                 0              0                 0
Tax basis return of capital                          0                 0          (0.06)            (0.44)
Total distributions                              (0.28)            (0.54)         (0.54)            (0.44)
NET ASSET VALUE END OF PERIOD                    $8.64             $8.97          $8.45             $8.46
TOTAL RETURN (C)                                 (0.58%)           13.04%          6.68%            (7.18%)
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total expenses (a)                              2.82%(b)          2.76%          3.21%             2.95%(b)
  Total expenses excluding indirectly paid
    expenses                                      2.81%(b)          2.74%          3.19%              N/A
  Net investment income                           5.64%(b)          6.40%          6.43%             4.05%(b)
Portfolio turnover rate                             23%               58%           108%              100%
NET ASSETS END OF PERIOD (THOUSANDS)            $4,910            $4,917         $3,680            $3,429

                                              AUGUST 2, 1993
                                             (DATE OF INITIAL
                                            PUBLIC OFFERING) TO
                                             DECEMBER 31, 1993
NET ASSET VALUE BEGINNING OF PERIOD                 $9.47
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                0.16
Net realized and unrealized gain (loss) on
  investments
  and foreign currency related
  transactions                                       0.21
Total from investment operations                     0.37
LESS DISTRIBUTIONS FROM:
Net investment income                               (0.11)
In excess of net investment income                  (0.15)
Tax basis return of capital                             0
Total distributions                                 (0.26)
NET ASSET VALUE END OF PERIOD                       $9.58
TOTAL RETURN (C)                                     3.93%
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total expenses (a)                                 2.95%(b)
  Total expenses excluding indirectly paid
    expenses                                          N/A
  Net investment income                              3.79%(b)
Portfolio turnover rate                               107%
NET ASSETS END OF PERIOD (THOUSANDS)               $2,544

 (a) Figures are net of expense reimbursement by Keystone in connection with voluntary expense limitations. Before the expense reimbursement, the annualized ratio of total expenses to average net assets would have been 3.03% and 3.47% for the period from January 1, 1994 to October 31, 1994 and for the period from August 2, 1993 (Date of Initial Public Offering) to December 31, 1993, respectively.

(b) Annualized.

(c) Excluding applicable sales charges.

(d) Computed using average shares outstanding during the period.

SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS-- CLASS C SHARES
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                              SIX MONTHS
                                                ENDED                                           PERIOD FROM
                                          APRIL 30, 1997 (D)     YEAR ENDED OCTOBER 31,      JANUARY 1, 1994 TO
                                             (UNAUDITED)           1996          1995         OCTOBER 31, 1994
NET ASSET VALUE BEGINNING OF PERIOD              $8.94             $8.42          $8.42             $9.58
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                             0.25              0.56           0.56              0.30
Net realized and unrealized gain (loss) on
  investments
  and foreign currency related
  transactions                                   (0.30)             0.50          (0.02)            (1.02)
Total from investment operations                 (0.05)             1.06           0.54             (0.72)
LESS DISTRIBUTIONS FROM:
Net investment income                            (0.28)            (0.54)         (0.48)                0
In excess of net investment income                   0                 0              0                 0
Tax basis return of capital                          0                 0          (0.06)            (0.44)
Total distributions                              (0.28)            (0.54)         (0.54)            (0.44)
NET ASSET VALUE END OF PERIOD                    $8.61             $8.94          $8.42             $8.42
TOTAL RETURN (C)                                 (0.58%)           13.09%          6.83%            (7.61%)
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total expenses (a)                              2.79%(b)          2.78%          3.21%             2.95%(b)
  Total expenses excluding indirectly paid
    expenses                                      2.78%(b)          2.77%          3.19%              N/A
  Net investment income                           5.67%(b)          6.37%          6.49%             3.94%(b)
Portfolio turnover rate                             23%               58%           108%              100%
NET ASSETS END OF PERIOD (THOUSANDS)            $1,379            $1,057         $1,183            $1,591

                                              AUGUST 2, 1993
                                             (DATE OF INITIAL
                                            PUBLIC OFFERING) TO
                                             DECEMBER 31, 1993
NET ASSET VALUE BEGINNING OF PERIOD                 $9.47
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                0.18
Net realized and unrealized gain (loss) on
  investments
  and foreign currency related
  transactions                                       0.19
Total from investment operations                     0.37
LESS DISTRIBUTIONS FROM:
Net investment income                               (0.12)
In excess of net investment income                  (0.14)
Tax basis return of capital                             0
Total distributions                                 (0.26)
NET ASSET VALUE END OF PERIOD                       $9.58
TOTAL RETURN (C)                                     3.93%
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total expenses (a)                                 2.95%(b)
  Total expenses excluding indirectly paid
    expenses                                          N/A
  Net investment income                              3.79%(b)
Portfolio turnover rate                               107%
NET ASSETS END OF PERIOD (THOUSANDS)               $1,878

 (a) Figures are net of expense reimbursement by Keystone in connection with voluntary expense limitations. Before the expense reimbursement the annualized ratio of total expenses to average net assets would have been 3.03% and 3.40% for the period from January 1, 1994 to October 31, 1994 and for the period from August 2, 1993 (Date of Initial Public Offering) to December 31, 1993, respectively.

(b) Annualized.

(c) Excluding applicable sales charges.

(d) Computed using average shares outstanding during the period.

SEE NOTES TO FINANCIAL STATEMENTS.

PAGE 12
KEYSTONE WORLD BOND FUND

STATEMENT OF ASSETS AND LIABILITIES
APRIL 30, 1997 (UNAUDITED)

ASSETS:
 Investments at market value
   (identified cost-- $13,499,698)               $13,664,434
 Cash                                                     56
 Interest receivable                                 483,977
 Unrealized appreciation on forward foreign
   currency exchange contracts                        46,065
 Foreign tax reclaims receivable                       3,553
 Receivable for Fund shares sold                         400
 Prepaid expenses                                     44,047
   Total assets                                   14,242,532
LIABILITIES:
 Payable for income distribution                      21,123
 Payable for Fund shares redeemed                      8,389
 Payable for foreign taxes withheld                    6,619
 Unrealized depreciation on forward foreign
   currency exchange contracts                         1,404
 Other accrued expenses                               13,946
   Total liabilities                                  51,481
NET ASSETS                                       $14,191,051
NET ASSETS REPRESENTED BY
 Paid-in-capital                                 $14,651,063
 Undistributed net investment income                   6,505
 Accumulated net realized loss on investments
   and foreign currency related transactions        (656,751)
 Net unrealized appreciation on investments and
   foreign currency related transactions             190,234
   TOTAL NET ASSETS                              $14,191,051
NET ASSET VALUE AND REDEMPTION PRICE PER SHARE
 CLASS A SHARES
    Net assets of $7,901,938 916,712 shares
      outstanding                                      $8.62
    Offering price per share ($8.62-0.9525)
      (based on a sales charge of 4.75% of the
      offering price at April 30, 1997)                $9.05
  CLASS B SHARES
    Net assets of $4,909,728 568,304 shares
      outstanding                                      $8.64
  CLASS C SHARES
    Net assets of $1,379,385 160,278 shares
      outstanding                                      $8.61

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS
SIX MONTHS ENDED APRIL 30, 1997 (UNAUDITED)

INVESTMENT INCOME
 Interest (net of foreign withholding
   taxes of $5,328)                                   $625,381
EXPENSES
 Management fee                           $46,156
 Distribution Plan expenses                41,330
 Transfer agent fees                       26,812
 Administrative service fee                15,151
 Custodian fees                            14,840
 Professional fees                         12,379
 Printing expenses                         10,369
 Registration fees                          8,304
 Miscellaneous expenses                     1,242
   Total expenses                         176,583
 Less: Expenses paid indirectly              (795)
 Net expenses                                          175,788
 Net investment income                                 449,593
NET REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS AND FOREIGN CURRENCY
 RELATED TRANSACTIONS
 Realized gain on:
   Investment transactions                             216,515
   Foreign currency related
     transactions                                      193,529
 Net realized gain on investments and
   foreign currency related
   transactions                                        410,044
 Net change in unrealized appreciation
   (depreciation) on investments and
   foreign currency related
   transactions                                       (918,236)
 Net realized and unrealized loss on
   investments and foreign currency
   related transactions                               (508,192)
 Net decrease in net assets resulting
   from operations                                    $(58,599)

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                          SIX MONTHS
                                                                                            ENDED
                                                                                        APRIL 30, 1997       YEAR ENDED
                                                                                         (UNAUDITED)      OCTOBER 31, 1996
OPERATIONS
  Net investment income                                                                      $449,593         $1,007,879
  Net realized gain on investments and foreign currency
     related transactions                                                                     410,044            274,506
  Net change in unrealized appreciation (depreciation) on investments and foreign
     currency related transactions                                                           (918,236)           580,719
     Net increase (decrease) in net assets resulting from operations                          (58,599)         1,863,104
DISTRIBUTIONS TO SHAREHOLDERS FROM
  Net investment income:
     Class A Shares                                                                          (292,594)          (635,884)
     Class B Shares                                                                          (159,712)          (279,243)
     Class C Shares                                                                           (43,377)           (71,306)
     Total distributions to shareholders                                                     (495,683)          (986,433)
CAPITAL SHARE TRANSACTIONS
  Proceeds from shares sold:
     Class A Shares                                                                           217,544            195,332
     Class B Shares                                                                           590,184          2,034,239
     Class C Shares                                                                           459,814            282,296
  Payments for shares redeemed:
     Class A Shares                                                                          (831,901)        (2,510,565)
     Class B Shares                                                                          (534,097)        (1,274,145)
     Class C Shares                                                                          (106,309)          (514,425)
  Net asset value of shares issued in reinvestment of distributions:
     Class A shares                                                                           202,711            427,111
     Class B shares                                                                           128,399            213,523
     Class C shares                                                                            26,736             43,268
     Net increase (decrease) in net assets resulting from capital
       share transactions                                                                     153,081         (1,103,366)
     Total decrease in net assets                                                            (401,201)          (226,695)
NET ASSETS:
  Beginning of period                                                                      14,592,252         14,818,947
  End of period [including undistributed net investment income
     at April 30, 1997 of $6,505 and at October 31, 1996 of $52,595]                     $ 14,191,051       $ 14,592,252

SEE NOTES TO FINANCIAL STATEMENTS.

PAGE 14
KEYSTONE WORLD BOND FUND

NOTES TO FINANCIAL STATEMENTS
(UNAUDITED)

1. SIGNIFICANT ACCOUNTING POLICIES

Keystone World Bond Fund (the "Fund") is a Massachusetts business trust for which Keystone Investment Management Company ("Keystone") is the Investment Adviser and Manager. Keystone was formerly a wholly-owned subsidiary of Keystone Investments, Inc. ("KII") and is currently a subsidiary of First Union Keystone, Inc. First Union Keystone, Inc. is a wholly-owned subsidiary of First Union National Bank of North Carolina which in turn is a wholly-owned subsidiary of First Union Corporation ("First Union"). The Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a non-diversified, open-end investment company. The Fund offers three classes of shares. The Fund's investment objective is to earn investment income while also seeking capital appreciation.
  The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect amounts reported herein. Although actual results could differ from these estimates, any such differences are expected to be immaterial to the net assets of the Fund.

A. VALUATION OF SECURITIES

Government obligations held by the Fund are valued at the mean between the over-the-counter bid and asked prices as furnished by an independent pricing service. Listed corporate, other fixed income securities, mortgage and other asset-backed securities, and other related securities are valued at prices provided by an independent pricing service. In determining value for normal institutional-size transactions, the pricing service uses methods based on market transactions for comparable securities which are generally recognized by institutional traders. Securities for which valuations are not available from an independent pricing service (including restricted securities) are valued at fair value as determined in good faith according to the procedures established by the Board of Trustees.
  Short-term investments with remaining maturities of 60 days or less are carried at amortized cost, which approximates market value. Short-term securities with greater than 60 days to maturity are valued at market value.

B. REPURCHASE AGREEMENTS

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with certain other Keystone funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are fully collateralized by U.S. Treasury and/or Federal Agency obligations.
  Securities pledged as collateral for repurchase agreements are held by the custodian on the Fund's behalf. The Fund monitors the adequacy of the collateral daily and will require the seller to provide additional collateral in the event the market value of the securities pledged falls below the carrying value of the repurchase agreement.

C. FOREIGN CURRENCY

The books and records of the Fund are maintained in United States (U.S.) dollars. Foreign currency amounts are translated into United States dollars as follows: market value of investments, assets and liabilities at the daily rate of exchange; purchases and sales of investments, income and expenses at the rate of exchange prevailing on the respective dates of such transactions. Net unrealized foreign exchange gain (loss) resulting from changes in foreign currency exchange rates is a component of net unrealized appreciation (depreciation) on investments and foreign currency related transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amount actually received. The portion of foreign currency gains and losses related to fluctuations in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain (loss) on foreign currency related transactions.

D. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

The Fund may enter into forward foreign currency exchange contracts ("forward contracts") to settle portfolio purchases and sales of securities denominated in a foreign currency and to hedge certain foreign currency assets or liabilities. Forward contracts are recorded at the forward rate and marked-to-market daily. Realized gains and losses arising from such transactions are included in net realized gain (loss) on investments and foreign currency related transactions. The Fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract and is subject to the credit risk that the other party will not fulfill their obligations under the contract. Forward contracts involve elements of market risk in excess of the amount reflected in the statement of assets and liabilities.

E. SECURITY TRANSACTIONS AND INVESTMENT INCOME

Securities transactions are accounted for no later than one business day after the trade date. Realized gains and losses are computed on the identified cost basis. Interest income is recorded on the accrual basis and includes amortization of discounts and premiums.

F. FEDERAL INCOME TAXES

The Fund has qualified and intends to qualify in the future as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). Thus, the Fund is relieved of any federal income tax liability by distributing all of its net taxable investment income and net taxable capital gains, if any, to its shareholders. The Fund also intends to avoid excise tax liability by making the required distributions under the Code. Accordingly, no provision for federal income taxes is required.

G. DISTRIBUTIONS

The Fund distributes net investment income monthly and net capital gains, if any, at least annually. Distributions to shareholders are recorded at the close of business on the ex-dividend date.
  Income and capital gains distributions to shareholders are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to the deferral of losses for income tax purposes that have been recognized for financial statement purposes and treatment of foreign currency gains as ordinary income for tax purposes.

H. CLASS ALLOCATIONS

Class A shares are currently offered at a public offering price which includes a maximum sales charge of 4.75% payable at the time of purchase. Class B shares are sold subject to a contingent deferred sales charge that is payable upon redemption and decreases depending on how long the shares have been held. Class B shares purchased on or after January 1, 1997 will convert to Class A shares after seven years. Class B shares purchased prior to January 1, 1997 retain their existing conversion features. Class C shares are sold subject to a contingent deferred sales charge payable on shares redeemed within one year after the month of purchase.
  Income, expenses (other than class specific expenses) and realized and unrealized gains and losses are prorated among the classes based on the relative net assets of each class. Currently, class specific expenses are limited to expenses incurred under the Distribution Plans for each class.

PAGE 16
KEYSTONE WORLD BOND FUND

2. CAPITAL SHARE TRANSACTIONS

The Trust Agreement authorizes the issuance of an unlimited number of shares of beneficial interest without par value. Transactions in shares of the Fund were as follows:

                        SIX MONTHS ENDED       YEAR ENDED
                         APRIL 30, 1997     OCTOBER 31, 1996
CLASS A
Shares sold                   24,036               22,718
Shares redeemed              (93,358)            (291,986)
Shares issued in
  reinvestment of
  distributions               22,872               49,623
Net decrease                 (46,450)            (219,645)
CLASS B
Shares sold                   65,417              132,888
Shares redeemed              (59,735)             (66,726)
Shares issued in
  reinvestment of
  distributions               14,449               12,073
Net increase                  20,131               78,235
CLASS C
Shares sold                   50,954               16,471
Shares redeemed              (12,026)             (29,624)
Shares issued in
  reinvestment of
  distributions                3,025                2,840
Net increase
  (decrease)                  41,954              (10,313)

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) for the six months ended April 30, 1997, were $3,179,858 and $3,803,228, respectively.

4. DISTRIBUTION PLANS

The Fund bears some of the costs of selling its shares under Distribution Plans adopted for its Class A, B and C shares pursuant to Rule 12b-1 under the 1940 Act. Under the Distribution Plans, the Fund pays its principal underwriter amounts which are calculated daily and paid monthly.
  The Fund entered into a principal underwriting agreement with Evergreen Keystone Distributor, Inc. (formerly, Evergreen Funds Distributor, Inc.) ("EKD"), a wholly-owned subsidiary of The BISYS Group Inc. Evergreen Keystone Investment Services, Inc. (formerly Keystone Investment Distributors Company) ("EKIS"), a wholly-owned subsidiary of Keystone, previously served as the Fund's principal underwriter.
  The Class A Distribution Plan provides for expenditures, which are currently limited to 0.25% annually of the average daily net assets of the Class A shares, to pay expenses related to the distribution of Class A shares.
  Pursuant to the Fund's Class B and Class C Distribution Plans, the Fund pays a distribution fee which may not exceed 1.00% annually of the average daily net assets of Class B and Class C shares, respectively. Of that amount, 0.75% is used to pay distribution expenses and 0.25% is used to pay service fees.
  During the six months ended April 30, 1997, amounts paid to EKD or EKIS pursuant to the Fund's Class A, Class B and Class C Distribution Plans were $9,777, $25,131 and $6,422, respectively.
  Each of the distribution Plans may be terminated at any time by vote of the Independent Trustees or by vote of a majority of the outstanding voting shares of the respective class. However, after the termination of any Distribution Plan, and subject to the discretion of the Independent Trustees, payments to EKIS and/or EKD may continue as compensation for services that had been earned while the Distribution Plan was in effect.
  EKD intends, but is not obligated, to continue to pay distribution costs that exceed the current annual payments from the Fund. EKD intends to seek full payment of such distribution costs from the Fund at such time in the future as, and to the extent that, payment thereof by the Class B or Class C shares would be within permitted limits.

  At April 30, 1997, total unpaid distribution costs were $330,051 for Class B shares and $158,565 for Class C shares.
  Contingent deferred sales charges paid by redeeming shareholders are paid to EKD or its predecessor.

5. INVESTMENT MANAGEMENT AGREEMENT AND OTHER AFFILIATED TRANSACTIONS

Under the terms of the investment advisory and management agreement with the Fund, Keystone provides the Fund with investment advisory and management services. In return, Keystone is paid a management fee, computed daily and paid monthly, at an annual rate of 1.50% of the Fund's gross investment income plus an amount determined by applying percentage rates starting at 0.50% and declining as net assets increase to 0.40% per annum, to the average daily net asset value of the Fund.
  During the six months ended April 30, 1997, the Fund paid or accrued $15,151 to Keystone for certain accounting services. The Fund paid or accrued $26,812 to Evergreen Keystone Service Company (formerly Keystone Investor Resource Center, Inc.), a wholly-owned subsidiary of Keystone, for services rendered as the Fund's transfer and dividend disbursing agent.
  Officers of the Fund and affiliated Trustees receive no compensation directly from the Fund.

6. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an expense offset arrangement with its custodian. For the six months ended April 30, 1997, the Fund incurred total custody fees of $14,840 and received a credit of $795 pursuant to this expense offset arrangement, resulting in a net custody expense of $14,045. The assets deposited with the custodian under this expense offset arrangement could have been invested in income-producing assets.

PAGE 18
KEYSTONE WORLD BOND FUND

ADDITIONAL INFORMATION
Shareholders of the Fund considered and acted upon the proposals listed below at a special meeting of shareholders held Monday, December 9, 1996. In addition, below each proposal are the results of that vote.

1. TO ELECT THE FOLLOWING TRUSTEES:

                                  AFFIRMATIVE     WITHHELD
  Frederick Amling                   1,133,349       24,017
  Laurence B. Ashkin                 1,132,180       25,186
  Charles A. Austin III              1,133,349       24,017
  Foster Bam                         1,132,180       25,186
  George S. Bissell                  1,133,349       24,017
  Edwin D. Campbell                  1,133,349       24,017
  Charles F. Chapin                  1,132,180       25,186
  K. Dun Gifford                     1,133,349       24,017
  James S. Howell                    1,133,349       24,017
  Leroy Keith, Jr.                   1,132,180       25,186
  F. Ray Keyser                      1,133,349       24,017
  Gerald M. McDonnell                1,133,349       24,017
  Thomas L. McVerry                  1,132,180       25,186
  William Walt Pettit                1,133,349       24,017
  David M. Richardson                1,133,349       24,017
  Russell A. Salton, III M.D.        1,132,180       25,186
  Michael S. Scofield                1,133,349       24,017
  Richard J. Shima                   1,133,349       24,017
  Andrew J. Simons                   1,132,180       25,186

2. TO APPROVE AN INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT BETWEEN THE FUND AND KEYSTONE INVESTMENT MANAGEMENT COMPANY.

  Affirmative             1,101,068
  Against                    20,441
  Abstain                    35,857

                      [This page left blank intentionally]

                                 KEYSTONE AMERICA
                                FAMILY OF FUNDS
                                    (bullet)
                                Balanced Fund II
                            California Tax Free Fund
                      Capital Preservation and Income Fund
                             Florida Tax Free Fund
                             Fund for Total Return
                              Fund of the Americas
                           Global Opportunities Fund
                     Global Resources and Development Fund
                           Government Securities Fund
                      Hartwell Emerging Growth Fund, Inc.
                          Intermediate Term Bond Fund
                          Massachusetts Tax Free Fund
                             Missouri Tax Free Fund
                             New York Tax Free Fund
                                   Omega Fund
                           Pennsylvania Tax Free Fund
                          Small Company Growth Fund II
                             Strategic Income Fund
                              Tax Free Income Fund
                                World Bond Fund

This report was prepared primarily for the information of the Fund's shareholders. It is authorized for distribution if preceded or accompanied by the Fund's current prospectus. The prospectus contains important information about the Fund including fees and expenses. Read it carefully before you invest or send money. For a free prospectus on other Evergreen Keystone funds, contact your financial adviser or call Evergreen Keystone.
   Evergreeen Keystone
   (Logo appears here)
   P.O. Box 2121
   Boston, Massachusetts 02106-2121

                       (Recycle logo appears here.)


                                    KEYSTONE
                                    (Photo appears here of world maps)
                                     WORLD
                                   BOND FUND


                               Evergreen Keystone
                               (Logo appears here)
                               SEMI-ANNUAL REPORT
                                 APRIL 30, 1997